UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4880

                            Dreyfus Premier GNMA Fund
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.


      Dreyfus Premier
      GNMA Fund

      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                            22   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier GNMA Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund achieved total returns of 1.47% for Class A shares, 1.21% for Class B shares and 1.11% for Class C shares. The fund also produced aggregate income dividends of approximately $0.3176, $0.2781 and $0.2625 for its Class A, B and C shares, respectively.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 1.39% for the same period.(2)

We attribute the fund and market's overall performance during the reporting period to a generally constructive investment environment for high-quality fixed-income securities. However, returns from U.S. government agencies' mortgage-backed securities can generally trail those of other types of bonds when a record number of homeowners refinance their mortgages at lower rates, which happened during the reporting period. The fund produced returns that were roughly in line with its benchmark primarily because of the fund's defensive positioning, which was designed to mitigate the effects of the surge in mortgage prepayments on the fund.

What is the fund's investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.

The fund invests at least 80% of its assets in Government National Mortgage Association (" Ginnie Mae" or "GNMA") securities. Up to 20% of assets may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund is not permitted to invest in any other type of security. Also, effective January 20, 2003, for the first time the fund became eligible to engage in derivatives transactions, such as futures and options.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We employ a four-step investment process:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns of mortgage-related securities.

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze 30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was primarily influenced by the effects of a weak economy during the reporting period. Faced with geopolitical and economic uncertainty, corporations and consumers reined in spending, and the U.S. economy grew sluggishly. Short-term interest rates and long-term bond yields generally declined in this environment, and mortgage rates followed suit. In fact, 30-year mortgage rates reached their lowest levels in decades during the reporting period.

With rates so low, a record number of homeowners refinanced their mortgages. As a result, the mortgages underlying many mortgage-backed securities were paid off early, effectively reducing the yield paid to bondholders. This reduced the attractiveness of many mortgage-backed securities.


In this challenging investment climate, we adopted a relatively defensive posture. We did so by focusing on GNMA securities with relatively low coupon rates, because we believed that their underlying, lower-rate mortgages were less likely to be refinanced. In addition, we invested a portion of the fund's assets in GNMA project loans, which generally cannot be paid off early. Finally, we increased the fund's holdings of U.S. Treasury securities, which comprised up to 12% of the fund's assets during the reporting period. For the most part, we favored Treasuries with maturities of five years or less. A portion of the fund's holdings of U.S. Treasury securities was invested in Treasury Inflation Protected Securities (TIPS), which generally provided higher returns than "plain" Treasuries.

What is the fund's current strategy?

Although the Federal Reserve Board reduced short-term interest rates by 25 basis points toward the end of the reporting period, mortgage rates did not decline further. We currently do not expect mortgage rates or bond yields to fall much from today' s already low levels. At the same time, we are seeing evidence that the surge in mortgage refinancing activity is abating. Most homeowners who intended to refinance their mortgages seem to have already done so. Accordingly, we recently reduced the fund's holdings of U.S. Treasury securities to about 5% of net assets as of the end of the reporting period. We invested the proceeds in higher-coupon GNMA securities, for which we expect improved performance among the U.S. government-backed portion of the bond market.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)


                                                                                               Principal
BONDS AND NOTES--101.4%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--85.1%

Government National Mortgage Association I:

   5%                                                                                         5,250,000  (a)           5,377,943

   5.5%                                                                                      29,284,000  (a)          30,485,085

   5.5%, 3/15/2033-5/15/2033                                                                 27,632,238               28,841,149

   6%                                                                                         4,000,000  (a)           4,186,240

   6%, 2/15/2029-2/15/2033                                                                   16,349,119               17,153,591

   6.5%, 11/15/2007-6/15/2032                                                                26,309,114               27,702,342

   7.5%, 2/15/2022-12/15/2023                                                                 2,701,166                2,893,352

   8%, 4/15/2008-12/15/2022                                                                   2,625,817                2,838,453

   8.5%, 10/15/2016-11/15/2022                                                                1,089,777                1,197,458

   9%, 7/15/2019-12/15/2022                                                                     729,490                  813,920

   9.5%, 5/15/2018-1/15/2025                                                                    553,360                  624,488

   Construction Loans,

      7.25%, 4/15/2032                                                                        6,000,000                7,019,948

   Project Loans:

      6.32%, 10/15/2033                                                                       1,470,164                1,646,098

      6.375%, 2/15/2028                                                                       1,401,541                1,565,642

      6.45%, 8/15/2033                                                                        1,143,536                1,285,491

      6.5%, 7/15/2033                                                                           898,330                1,011,072

      6.625%, 11/15/2033                                                                      1,665,275                1,865,556

Government National Mortgage Association II:

   4%, 7/20/2030-8/20/2030                                                                      834,457  (b)             861,372

   4.25%, 4/20/2030                                                                           3,009,951  (b)           3,057,990

   5%, 6/20/2032-7/20/2032                                                                    4,544,421  (b)           4,633,186

   6%, 1/20/2033                                                                              8,112,713                8,460,019

   6.5%, 5/20/2031                                                                           10,906,008               11,396,779

   7%, 1/20/2028-4/20/2032                                                                   14,280,620               15,026,688

   7.5%, 9/20/2030                                                                              107,460                  113,571

   8%, 10/20/2026                                                                             1,744,471                1,874,208

   9%, 7/20/2025                                                                                616,831                  682,561

                                                                                                                     182,614,202

U.S. GOVERNMENT--16.3%

U.S. Treasury Notes,
   7.875%, 11/15/2004                                                                        32,000,000  (c)          34,933,760

TOTAL BONDS AND NOTES
   (cost $212,721,194)                                                                                               217,547,962


                                                                                               Principal
SHORT-TERM INVESTMENTS--15.2%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .98%, 7/3/2003                                                                               795,000                  794,968

   .93%, 7/10/2003                                                                            1,100,000                1,099,802

   .80%, 9/18/2003                                                                           24,377,076               24,375,311

   .88%, 9/25/2003                                                                            1,826,131                1,826,377

   .82%, 12/18/2003                                                                           4,450,000                4,430,509

TOTAL SHORT-TERM INVESTMENTS

   (cost $32,530,782)                                                                                                 32,526,967
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $245,251,976)                                                                           116.6%              250,074,929

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (16.6%)             (35,501,588)

NET ASSETS                                                                                       100.0%              214,573,341

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



STATEMENT OF FINANCIAL FUTURES

June 30, 2003 (Unaudited)



                                                                 Market Value                                           Unrealized
                                                                   Covered by                                         Appreciation
                                            Contracts           Contracts ($)               Expiration            at 6/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                        293             33,731,625             September 2003                430,344




SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           245,251,976   250,074,929

Cash                                                                  2,593,599

Receivable for investment securities sold                            52,380,512

Interest receivable                                                   1,163,225

Receivable for shares of Beneficial Interest subscribed                 617,678

Prepaid expenses                                                         62,764

                                                                    306,892,707
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           208,118

Payable for investment securities purchased                          91,271,452

Payable for shares of Beneficial Interest redeemed                      655,334

Payable for futures variation margin--Note 4                             77,828

Accrued expenses and other liabilities                                  106,634

                                                                     92,319,366
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,573,341
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     210,464,935

Accumulated distributions in excess of
  investment income--net                                            (1,687,634)

Accumulated net realized gain (loss) on investments                     542,743

Accumulated net unrealized appreciation (depreciation)
  on investments (including $430,344 net unrealized
  appreciation on financial futures)                                  5,253,297
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,573,341

NET ASSET VALUE PER SHARE



                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             97,109,052             79,405,467             38,058,822

Shares Outstanding                                                          6,238,097              5,098,120              2,445,250
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.57                  15.58                  15.56

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,726,689

EXPENSES:

Management fee--Note 3(a)                                              582,374

Shareholder servicing costs--Note 3(c)                                 420,139

Distribution fees--Note 3(b)                                           326,455

Professional fees                                                       33,973

Registration fees                                                       29,216

Custodian fees--Note 3(c)                                               22,908

Trustees' fees and expenses--Note 3(d)                                   4,307

Prospectus and shareholders' reports                                     1,961

Loan commitment fees--Note 2                                               903

Miscellaneous                                                           12,797

TOTAL EXPENSES                                                       1,435,033

INVESTMENT INCOME--NET                                               2,291,656
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,832,397

Net realized gain (loss) on financial futures                      (3,032,181)

NET REALIZED GAIN (LOSS)                                               800,216

Net unrealized appreciation (depreciation) on investments
  (including $430,344 net unrealized appreciation
  on financial futures)                                              (333,339)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 466,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,758,533

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,291,656            5,504,867

Net realized gain (loss) on investments           800,216            2,643,159

Net unrealized appreciation (depreciation)
   on investments                                (333,339)           3,873,949

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,758,533           12,021,975
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,008,044)          (3,609,116)

Class B shares                                 (1,437,329)          (1,815,345)

Class C shares                                   (567,012)            (546,785)

TOTAL DIVIDENDS                                (4,012,385)          (5,971,246)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 31,346,379          106,126,440

Class B shares                                 13,596,611           48,715,026

Class C shares                                 16,570,859           22,596,293

Dividends reinvested:

Class A shares                                  1,341,565            2,369,251

Class B shares                                    932,139            1,205,290

Class C shares                                    349,346              333,793

Cost of shares redeemed:

Class A shares                                (35,293,466)        (105,403,136)

Class B shares                                (12,803,892)         (15,832,600)

Class C shares                                 (7,707,623)          (5,361,906)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        8,331,918           54,748,451

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,078,066           60,799,180
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           207,495,275          146,696,095

END OF PERIOD                                 214,573,341          207,495,275

Undistributed (distributions in excess of)
   investment income--net                      (1,687,634)              33,095

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,008,875            6,925,827

Shares issued for dividends reinvested             86,014              153,734

Shares redeemed                                (2,263,438)          (6,877,556)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (168,549)             202,005
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       870,699            3,149,530

Shares issued for dividends reinvested             59,731               77,979

Shares redeemed                                  (820,892)          (1,026,108)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     109,538            2,201,401
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,062,257            1,461,209

Shares issued for dividends reinvested             22,409               21,580

Shares redeemed                                  (494,185)            (348,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     590,481            1,134,724

(A) DURING THE PERIOD ENDED JUNE 30, 2003, 73,359 CLASS B SHARES REPRESENTING $1,145,372 WERE AUTOMATICALLY CONVERTED TO 73,391 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2002, 76,032 CLASS B SHARES REPRESENTING $1,173,702 WERE AUTOMATICALLY CONVERTED TO 76,080 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended                Year Ended December 31,
                                              June 30, 2003     --------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002          2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.66         15.10         14.76          14.23          14.89        14.76

Investment Operations:

Investment income--net                                 .19(b)        .53(b)        .68(b)         .81            .78          .81

Net realized and unrealized
   gain (loss) on investments                          .04           .60           .35            .54           (.67)         .13

Total from Investment Operations                       .23          1.13          1.03           1.35            .11          .94

Distributions:

Dividends from
   investment income--net                             (.32)         (.57)         (.69)          (.82)          (.77)        (.81)

Net asset value, end of period                       15.57         15.66         15.10          14.76          14.23        14.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.47(d)       7.60          7.12           9.82            .75         6.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.05(e)       1.06          1.04           1.08           1.06         1.05

Ratio of net investment income
   to average net assets                              2.47(e)       3.41          4.57           5.67           5.31         5.44

Portfolio Turnover Rate                             231.94(d)     366.50        507.76         693.19         425.33       283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      97,109       100,311        93,701         87,494         85,157       94,369

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.61% TO 4.57%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)




                                          Six Months Ended                Year Ended December 31,
                                              June 30, 2003      -------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002          2001(a)        2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.67         15.11         14.77          14.24         14.90         14.78

Investment Operations:

Investment income--net                                 .15(b)        .44(b)        .60(b)         .74           .70           .73

Net realized and unrealized
   gain (loss) on investments                          .04           .61           .36            .54          (.67)          .12

Total from Investment Operations                       .19          1.05           .96           1.28           .03           .85

Distributions:

Dividends from
   investment income--net                             (.28)         (.49)         (.62)          (.75)         (.69)         (.73)

Net asset value, end of period                       15.58         15.67         15.11          14.77         14.24         14.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.21(d)       7.05          6.58           9.27           .23          5.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.56(e)       1.57          1.55           1.59           1.57          1.56

Ratio of net investment income
   to average net assets                              1.96(e)       2.88          3.99           5.17           4.76          4.93

Portfolio Turnover Rate                             231.94(d)     366.50        507.76         693.19         425.33        283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      79,405        78,150        42,121         27,080         30,833        41,775

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01, AND DECREASE THE RATIO
     OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.03% TO 3.99%. PER
     SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended              Year Ended December 31,
                                              June 30, 2003      -------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002         2001(a)         2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.65         15.10         14.76          14.24         14.90        14.77

Investment Operations:

Investment income--net                                 .14(b)        .40(b)        .56(b)         .70           .66          .68

Net realized and unrealized
   gain (loss) on investments                          .03           .60           .36            .53          (.66)         .13

Total from Investment Operations                       .17          1.00           .92           1.23            --          .81

Distributions:

Dividends from
   investment income--net                             (.26)         (.45)         (.58)          (.71)         (.66)        (.68)

Net asset value, end of period                       15.56         15.65         15.10          14.76         14.24        14.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.11(d)       6.73          6.32           8.90          (.03)        5.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.76(e)       1.80          1.79           1.85          1.85         1.80

Ratio of net investment income
   to average net assets                              1.75(e)       2.63          3.68           4.90          4.52         4.40

Portfolio Turnover Rate                             231.94(d)     366.50        507.76         693.19        425.33       283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      38,059        29,035        10,874          4,644         2,247        2,561

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF
     NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.72% TO 3.68%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus  Premier  GNMA  Fund  (the  "fund") is  registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carry

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

overs, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $210,053 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $5,971,246. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


During the period ended June 30, 2003, the Distributor retained $20,846 from commissions earned on sales of the fund's Class A shares and $126,782 and $8,896 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2003, Class B and Class C shares were charged $200,327 and $126,128, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2003, Class A, Class B and Class C shares were charged $122,510, $100,163 and $42,043, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $96,719 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $22,908 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $563,771,293 and $561,791,519, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2003, are set forth in the Statement of Financial Futures.

At June 30, 2003, accumulated net unrealized appreciation on investments was $4,822,953, consisting of $5,640,561 gross unrealized appreciation and $817,608 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:



                                                                                                 Shares
                                                         ---------------------------------------------------------------------------
                                                                           For                  Against               Abstained
                                                         ---------------------------------------------------------------------------
To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to expand
   participation in a fund securities
   lending program                                                  16,431,914                 1,203,202                1,833,523

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   investment in other investment
   companies                                                        16,431,914                 1,203,202                1,833,523

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to expand
   futures and options transactions                                 15,923,747                 1,818,306                1,726,586

To change the fund's investment
   objective                                                        15,746,280                 1,272,114                2,450,245




NOTES

                  FOR MORE INFORMATION

                        Dreyfus Premier
                        GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  027SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:   September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003

                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)